Joint Filer Information

NAME: RCG Enterprise, Ltd.
----

ADDRESS:  666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008
---------------------------------

                            Joint Filer Information

NAME: RCG Sextant Master Fund, Ltd.

ADDRESS:  666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008
---------------------------------

                             Joint Filer Information

NAME: RCG PB, Ltd.

ADDRESS:  666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008
---------------------------------

                             Joint Filer Information

NAME: Ramius Advisors, LLC

ADDRESS:  666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008
---------------------------------

                             Joint Filer Information

NAME: C4S & Co., L.L.C.

ADDRESS:  c/o Ramius Capital Group, L.L.C.
-------
           666 Third Avenue, 26th Floor
           New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008
---------------------------------

                             Joint Filer Information

NAME: Peter A. Cohen

ADDRESS:   c/o Ramius Capital Group, L.L.C.
-------
           666 Third Avenue, 26th Floor
           New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008
---------------------------------

                             Joint Filer Information

NAME: Morgan B. Stark

ADDRESS:   c/o Ramius Capital Group, L.L.C.
-------
           666 Third Avenue, 26th Floor
           New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008
---------------------------------

                             Joint Filer Information

NAME: Thomas W. Strauss

ADDRESS:   c/o Ramius Capital Group, L.L.C.
-------
           666 Third Avenue, 26th Floor
           New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008
---------------------------------

                             Joint Filer Information

NAME: Jeffrey M. Solomon

ADDRESS:   c/o Ramius Capital Group, L.L.C.
-------
           666 Third Avenue, 26th Floor
           New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008
---------------------------------